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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported):  November 30, 2001
                                                     ---------------------------

                       METRO INFORMATION SERVICES, INC.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Virginia
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                (State or Other Jurisdiction of Incorporation)


          000-22035                                        54-1112301
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    (Commission File Number)                  (IRS Employer Identification No.)


200 Golden Oak Court, Virginia Beach, Virginia                23452
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(Address of Principal Executive Offices)                   (Zip Code)


                                (757) 486-1900
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 1.  Changes in Control of Registrant.
         --------------------------------

  On November 30, 2001 (the "Effective Date"), Metro Information Services, Inc., a Virginia corporation ("Metro"), was acquired by Keane, Inc., a Massachusetts corporation ("Keane"). The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of August 20, 2001 (the "Merger Agreement"), by and among Keane, Veritas Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of Keane ("Veritas"), and Metro. Upon consummation of the transactions contemplated by the Merger Agreement, Veritas was merged with and into Metro (the "Merger"), whereby Metro became a wholly owned subsidiary of Keane.

  The Merger Agreement was approved by Metro's board of directors and by shareholders of Metro holding a majority of the outstanding shares of Metro common stock, $0.01 par value per share (the "Metro Common Stock"), at a Special Meeting of Shareholders held on November 30, 2001. John H. Fain, former President and Chief Executive Officer of Metro and, together with various family trusts, the beneficial owner of approximately 54.5% of Metro Common Stock, voted a portion of his shares representing 40% of the outstanding shares of Metro Common Stock to approve and adopt the Merger Agreement in accordance with the terms of a Shareholder's Agreement entered into with Keane.

  Under the terms of the Merger Agreement each outstanding share of Metro Common Stock as of the Effective Date was converted into the right to receive 0.48 of a share of Keane common stock, $0.10 par value per share (the "Keane Common Stock"). In connection with the Merger, Keane reserved for issuance an aggregate of approximately 7,406,335 shares of Keane Common Stock. Additionally, the outstanding options of Metro as of the Effective Date were converted into options to purchase an aggregate of approximately 573,117 shares of Keane Common Stock.

  The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Keane used authorized but previously unissued shares of Keane Common Stock and shares of Keane Common Stock held in treasury as consideration in the Merger, which Keane expects to treat as a purchase for accounting purposes.

  Pursuant to the Merger Agreement, Metro's board of directors was replaced with the board of directors of Veritas, which, upon completion of the Merger, consisted of Brian T. Keane. Keane's board of directors elected John H. Fain, a former member of Metro's board of directors, to Keane's board of directors effective upon completion of the Merger.

  Prior to the Merger, Metro provided a wide range of information technology consulting and custom software development services and solutions. Keane intends to continue Metro's business substantially in the manner conducted by Metro prior to the Merger.

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  The foregoing descriptions of the Merger Agreement and the Shareholder's
Agreement do not purport to be complete and are respectively qualified in their entirety by reference to the full text of the Merger Agreement and the Shareholder's Agreement, which are included as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference from the Keane Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2001 and the Keane Current Report on Form 8-K/A filed with the Securities and Exchange Commission on August 24, 2001. Keane's press release dated November 30, 2001, which is filed as Exhibit 99.2 to this Current Report on Form 8-K, is also incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)   Financial Statements of Businesses Acquired.
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           Not applicable.

     (b)   Pro Forma Financial Information.
           -------------------------------

           Not applicable.

     (c)   Exhibits.
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           2.1  Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc., incorporated by reference from
                Exhibit 2.1 to Keane's Form 8-K filed with the Securities and Exchange Commission on August 21, 2001. (1)

           99.1 Shareholder's Agreement, dated as of August 20, 2001, between Keane, Inc. and John H. Fain, incorporated by reference from
                Exhibit 99.1 to Keane's Form 8-K/A filed with the Securities and Exchange Commission on August 24, 2001.

           99.2 Press Release for Consummation of the Merger.

______________________

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2001                      REGISTRANT

                                            METRO INFORMATION SERVICES, INC.

                                            By: /s/ Brian T. Keane
                                                --------------------------
                                                Brian T. Keane
                                                President

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                                 EXHIBIT INDEX

Exhibit Number           Description
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2.1                      Agreement and Plan of Merger, dated as of August 20,
                         2001, among Keane, Inc., Veritas Acquisition Corp. and
                         Metro Information Services, Inc., incorporated by reference from Exhibit 2.1 to Keane's Form 8-K filed with the Securities and Exchange Commission on August 21, 2001. (1)

99.1 Shareholder's Agreement, dated as of August 20, 2001, between Keane, Inc. and John H. Fain, incorporated by reference from Exhibit 99.1 to Keane's Form 8-K/A filed with the Securities and Exchange Commission on August 24, 2001.

99.2                     Press Release for Consummation of the Merger.


______________________

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Keane will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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